Exhibit 99.2

	Third-Quarter 2013 Detailed Supplemental Information

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,593	13,664	14,141	15,569	57,967	14,166	13,350	13,643		41,159
Equity in earnings of affiliates	490	529	412	480	1,911	362	494	709		1,565
Gain on dispositions	940	583	118	16	1,657	58	95	1,069		1,222
Other income	60	66	42	301	469	65	203	49		317
Total Revenues and Other Income	16,083	14,842	14,713	16,366	62,004	14,651	14,142	15,470		44,263

Costs and Expenses
Purchased commodities	6,078	5,721	6,357	7,076	25,232	5,834	5,521	5,708		17,063
Production and operating expenses	1,559	1,802	1,637	1,795	6,793	1,687	1,672	1,962		5,321
Selling, general and administrative expenses	326	235	329	216	1,106	165	193	249		607
Exploration expenses	675	265	215	345	1,500	277	321	313		911
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902		5,541
Impairments	214	82	-	384	680	2	28	1		31
Taxes other than income taxes	1,095	900	673	878	3,546	892	642	664		2,198
Accretion on discounted liabilities	105	103	100	86	394	106	105	106		317
Interest and debt expense	190	197	161	161	709	130	139	151		420
Foreign currency transaction (gains) losses	5	12	-	24	41	(36)	(7)	9		(34)
Total Costs and Expenses	11,818	10,897	11,122	12,744	46,581	10,864	10,446	11,065		32,375
Income from continuing operations before income taxes	4,265	3,945	3,591	3,622	15,423	3,787	3,696	4,405		11,888
Provision for income taxes	2,086	2,225	1,851	1,780	7,942	1,763	1,630	1,966		5,359
Income from continuing operations	2,179	1,720	1,740	1,842	7,481	2,024	2,066	2,439		6,529
Income from discontinued operations	776	569	73	(401)	1,017	129	(3)	57		183
Net Income	2,955	2,289	1,813	1,441	8,498	2,153	2,063	2,496		6,712
Less: net income attributable to noncontrolling interests	(18)	(22)	(15)	(15)	(70)	(14)	(13)	(16)		(43)
Net Income Attributable to ConocoPhillips	2,937	2,267	1,798	1,426	8,428	2,139	2,050	2,480		6,669

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.69	1.36	1.41	1.49	5.95	1.64	1.66	1.96		5.26
Discontinued operations	0.60	0.46	0.06	(0.33)	0.82	0.10	-	0.05		0.15
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.29	1.82	1.47	1.16	6.77	1.74	1.66	2.01		5.41
Diluted
Continuing operations	1.67	1.35	1.40	1.48	5.91	1.63	1.65	1.95		5.23
Discontinued operations	0.60	0.45	0.06	(0.32)	0.81	0.10	-	0.05		0.15
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.27	1.80	1.46	1.16	6.72	1.73	1.65	2.00		5.38

Average Common Shares Outstanding (in thousands)
Basic	1,283,493	1,248,300	1,220,462	1,223,422	1,243,799	1,229,232	1,229,773	1,231,054		1,230,027
Diluted	1,293,104	1,258,189	1,229,343	1,231,395	1,253,093	1,235,907	1,237,157	1,240,365		1,238,943

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	983	856	820	882	3,541	842	1,060	787		2,689

Lower 48 and Latin America	426	207	250	279	1,162	260	352	765		1,377

Canada	(725)	(134)	(39)	(38)	(936)	(117)	10	868		761

Europe	1,464	1,896	962	1,188	5,510	1,191	625	960		2,776

Asia Pacific and Middle East	2,204	1,090	1,105	1,175	5,574	1,393	1,416	1,120		3,929

Other International	282	409	798	356	1,845	401	381	196		978

Corporate and Other	(369)	(379)	(305)	(220)	(1,273)	(183)	(148)	(291)		(622)

Consolidated	4,265	3,945	3,591	3,622	15,423	3,787	3,696	4,405		11,888

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.9%	35.7%	34.8%	35.4%	35.8%	35.5%	35.7%	37.1%		36.1%

Lower 48 and Latin America	40.2%	42.6%	26.9%	-69.6%	11.4%	49.1%	29.6%	34.9%		36.2%

Canada	24.3%	29.8%	19.2%	73.2%	26.9%	213.7%	52.2%	26.0%		-2.5%

Europe	73.4%	64.7%	86.3%	74.0%	72.8%	63.8%	58.3%	70.4%		64.8%

Asia Pacific and Middle East	20.4%	27.1%	38.1%	35.0%	28.3%	33.1%	27.2%	32.4%		30.8%

Other International	92.6%	114.0%	38.3%	127.2%	80.5%	96.5%	96.2%	101.2%		97.3%

Corporate and Other	15.8%	31.1%	16.7%	23.9%	22.0%	11.7%	-16.8%	19.4%		8.5%

Consolidated	48.9%	56.4%	51.5%	49.1%	51.5%	46.6%	44.1%	44.6%		45.1%
*Alaska including taxes other than income taxes	66.0%	63.9%	56.7%	61.7%	62.5%	61.6%	52.9%	57.8%		57.4%
1 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	620	551	535	570	2,276	543	682	494		1,719

Lower 48 and Latin America*	255	119	182	473	1,029	133	247	498		878

Canada	(549)	(94)	(31)	(10)	(684)	133	5	642		780

Europe	389	669	132	308	1,498	431	261	284		976

Asia Pacific and Middle East	1,738	772	669	749	3,928	918	1,017	741		2,676

Other International	21	(57)	492	(97)	359	14	14	(2)		26

Corporate and Other	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)		(569)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-		-

Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57		183

Consolidated	2,937	2,267	1,798	1,426	8,428	2,139	2,050	2,480		6,669
*Lower 48 only:	234	104	145	262	745	105	233	210		548

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(25)	(25)	-	97	-		97

Lower 48 and Latin America*	-	-	-	316	316	(60)	69	288		297

Canada	(520)	-	-	(42)	(562)	224	-	461		685

Europe	-	255	(167)	(80)	8	83	-	-		83

Asia Pacific and Middle East	937	(17)	(133)	-	787	-	146	(116)		30

Other International	-	-	443	(108)	335	-	-	-		-

Corporate and Other	(33)	(40)	(118)	11	(180)	11	(9)	(31)		(29)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-		-

Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57		183

Consolidated	1,158	767	98	(329)	1,694	387	300	659		1,346
*Lower 48 only:	-	-	-	115	115	(60)	69	-		9

ADJUSTED EARNINGS

Alaska	620	551	535	595	2,301	543	585	494		1,622

Lower 48 and Latin America*	255	119	182	157	713	193	178	210		581

Canada	(29)	(94)	(31)	32	(122)	(91)	5	181		95

Europe	389	414	299	388	1,490	348	261	284		893

Asia Pacific and Middle East	801	789	802	749	3,141	918	871	857		2,646

Other International	21	(57)	49	11	24	14	14	(2)		26

Corporate and Other	(278)	(222)	(136)	(177)	(813)	(173)	(164)	(203)		(540)

Consolidated	1,779	1,500	1,700	1,755	6,734	1,752	1,750	1,821		5,323
*Lower 48 only:	234	104	145	147	630	165	164	210		539

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	36.9%	35.7%	34.8%	35.5%	35.8%	35.5%	35.6%	37.1%		36.0%

Lower 48 and Latin America	40.2%	42.6%	26.9%	42.1%	38.2%	40.2%	35.5%	39.6%		38.6%

Canada	7.2%	29.8%	19.2%	-81.8%	34.3%	22.2%	52.2%	28.7%		35.5%

Europe	73.4%	70.2%	69.0%	71.2%	71.1%	68.4%	58.3%	70.4%		66.8%

Asia Pacific and Middle East	36.8%	30.6%	35.2%	36.2%	34.8%	34.1%	31.2%	31.5%		31.6%

Other International	92.6%	114.0%	91.7%	97.4%	98.6%	96.5%	96.2%	101.2%		97.3%

Corporate and Other	17.8%	33.4%	4.8%	24.0%	22.4%	11.0%	-19.6%	15.5%		5.6%

Consolidated	56.1%	57.5%	53.8%	55.5%	55.7%	53.3%	47.4%	48.7%		49.7%
2 of 8

			2012					2013
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	-	-	(25)	(25)	-	97	-		97
Total	-	-	-	(25)	(25)	-	97	-		97

Lower 48 and Latin America
Gain (loss) on asset sales	-	-	-	-	-	(39)	47	288		296
Impairments	-	-	-	(121)	(121)	-	-	-		-
Tax loss carryforward realization	-	-	-	236	236	(21)	22	-		1
Pending claims and settlements	-	-	-	201	201	-	-	-		-
Total	-	-	-	316	316	(60)	69	288		297

Canada
Gain (loss) on asset sales	-	-	-	-	-	224	-	461		685
Impairments	(520)	-	-	(42)	(562)	-	-	-		-
Total	(520)	-	-	(42)	(562)	224	-	461		685

Europe
International tax law changes	-	-	(167)	-	(167)	-	-	-		-
Gain (loss) on asset sales	-	285	-	-	285	83	-	-		83
Impairments	-	(30)	-	(80)	(110)	-	-	-		-
Total	-	255	(167)	(80)	8	83	-	-		83

Asia Pacific and Middle East
Gain (loss) on asset sales	937	-	(133)	-	804	-	-	-		-
Bohai Bay incidents	-	(89)	-	-	(89)	-	-	-		-
Deferred tax adjustment	-	72	-	-	72	-	-	-		-
Pending claims and settlements	-	-	-	-	-	-	146	(116)		30
Total	937	(17)	(133)	-	787	-	146	(116)		30

Other International
Gain (loss) on asset sales	-	-	443	-	443	-	-	-		-
Impairments	-	-	-	(108)	(108)	-	-	-		-
Total	-	-	443	(108)	335	-	-	-		-

Corporate and Other
Gain (loss) on asset sales	-	-	-	-	-	11	-	-		11
Separation costs	(33)	(40)	(7)	(4)	(84)	-	-	-		-
Pension settlement expense	-	-	(82)	(5)	(87)	-	-	(31)		(31)
Premium on early debt retirement	-	-	(68)	-	(68)	-	-	-		-
Pending claims and settlements	-	-	39	20	59	-	(9)	-		(9)
Total	(33)	(40)	(118)	11	(180)	11	(9)	(31)		(29)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-		-
Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57		183

Total Company	1,158	767	98	(329)	1,694	387	300	659		1,346
*Lower 48 only:	-	-	-	115	115	(60)	69	-		9
3 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	2,955	2,289	1,813	1,441	8,498	2,153	2,063	2,496		6,712
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902		5,541
Impairments	214	82	-	384	680	2	28	1		31
Dry hole costs and leasehold impairments	518	116	69	171	874	36	176	133		345
Accretion on discounted liabilities	105	103	100	86	394	106	105	106		317
Deferred taxes	131	284	396	586	1,397	241	443	458		1,142
Undistributed equity earnings	(77)	(179)	(153)	(187)	(596)	(29)	(199)	(357)		(585)
Gain on dispositions	(940)	(583)	(118)	(16)	(1,657)	(58)	(95)	(1,069)		(1,222)
Income from discontinued operations	(776)	(569)	(73)	401	(1,017)	(129)	3	(57)		(183)
Other	173	(279)	53	(403)	(456)	(503)	17	206		(280)
Net working capital changes	196	(766)	(297)	(372)	(1,239)	982	(684)	(175)		123
Net cash provided by continuing operations	4,070	2,078	3,440	3,870	13,458	4,608	3,689	3,644		11,941
Net cash provided by discontinued operations	112	272	80	-	464	122	52	61		235
Net Cash Provided by Operating Activities	4,182	2,350	3,520	3,870	13,922	4,730	3,741	3,705		12,176

Cash Flows from Investing Activities
Capital expenditures and investments	(3,818)	(3,623)	(3,279)	(3,452)	(14,172)	(3,391)	(3,705)	(4,185)		(11,281)
Proceeds from asset dispositions	1,102	464	522	44	2,132	1,134	542	1,499		3,175
Net sales (purchases) of short-term investments	92	505	-	-	597	(23)	(51)	75		1
Long-term collections from related parties
and other investments	45	23	207	660	935	36	(11)	54		79
Net cash used in continuing operations	(2,579)	(2,631)	(2,550)	(2,748)	(10,508)	(2,244)	(3,225)	(2,557)		(8,026)
Net cash used in discontinued operations	(431)	(284)	(223)	(181)	(1,119)	(189)	(190)	(161)		(540)
Net Cash Used in Investing Activities	(3,010)	(2,915)	(2,773)	(2,929)	(11,627)	(2,433)	(3,415)	(2,718)		(8,566)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(47)	831	(1,967)	614	(569)	(48)	(850)	(48)		(946)
Special cash distribution from Phillips 66	-	7,818	-	-	7,818	-	-	-		-
Change in restricted cash	-	(5,000)	2,532	1,720	(748)	748	-	-		748
Issuance of company common stock	36	9	38	55	138	(10)	5	17		12
Repurchase of company common stock	(1,899)	(3,050)	(149)	-	(5,098)	-	-	-		-
Dividends paid	(843)	(818)	(808)	(809)	(3,278)	(815)	(814)	(852)		(2,481)
Other	(199)	(170)	(178)	(178)	(725)	(205)	(186)	(202)		(593)
Net cash provided by (used in) continuing operations	(2,952)	(380)	(532)	1,402	(2,462)	(330)	(1,845)	(1,085)		(3,260)
Net cash used in discontinued operations	(318)	(1,701)	-	-	(2,019)	-	-	-		-
Net Cash Provided by (Used in) Financing Activities	(3,270)	(2,081)	(532)	1,402	(4,481)	(330)	(1,845)	(1,085)		(3,260)

Effect of Exchange Rate Changes	25	(17)	9	7	24	(163)	6	72		(85)

Net Change in Cash and Cash Equivalents	(2,073)	(2,663)	224	2,350	(2,162)	1,804	(1,513)	(26)		265
Cash and cash equivalents at beginning of period	5,780	3,707	1,044	1,268	5,780	3,618	5,422	3,909		3,618
Cash and Cash Equivalents at End of Period	3,707	1,044	1,268	3,618	3,618	5,422	3,909	3,883		3,883

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	186	202	208	232	828	262	283	291		836

Lower 48 and Latin America	1,267	1,288	1,339	1,357	5,251	1,280	1,377	1,244		3,901

Canada	629	428	493	634	2,184	675	422	505		1,602

Europe	622	735	738	765	2,860	791	765	791		2,347

Asia Pacific and Middle East	699	886	468	377	2,430	337	827	1,142		2,306

Other International	354	34	11	16	415	19	4	169		192

Corporate and Other	61	50	22	71	204	27	27	43		97
Total capital expenditures and investments	3,818	3,623	3,279	3,452	14,172	3,391	3,705	4,185		11,281

Joint venture acquisition obligation (principal) - Canada	180	181	185	187	733	189	192	194		575
Total Capital Program	3,998	3,804	3,464	3,639	14,905	3,580	3,897	4,379		11,856
Capital Program for Algeria, Nigeria and Kashagan:	220	190	225	182	817	189	190	161		540
4 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,581	1,489	1,470	1,566	1,527	1,555	1,510	1,470		1,511
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41	42	44		42
Total, including equity affiliates	1,637	1,542	1,525	1,607	1,578	1,596	1,552	1,514		1,553

Crude Oil (MBD)
Consolidated operations	590	554	528	598	567	606	565	532		567
Equity affiliates	34	31	25	21	28	20	20	20		20
Total continuing operations	624	585	553	619	595	626	585	552		587
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20	18	19		19
Total	650	608	578	636	618	646	603	571		606
Over (under) lifting of crude oil (MBD)*	(11)	29	32	25	19	(9)	4	19		5
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	155	143	144	152	148	151	150	148		150
Equity affiliates	8	7	7	8	8	8	8	8		8
Total continuing operations	163	150	151	160	156	159	158	156		158
Discontinued operations (Nigeria)	3	4	4	3	4	3	3	4		3
Total	166	154	155	163	160	162	161	160		161

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13	12	13		12
Equity affiliates	73	77	80	94	81	96	88	94		93
Total	84	88	92	106	93	109	100	107		105

Natural Gas (MMCFD)
Consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479	3,505	3,423		3,469
Equity affiliates	505	491	449	497	485	483	493	507		494
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962	3,998	3,930		3,963
Discontinued operations (Nigeria)	161	153	162	120	149	110	128	125		121
Total	4,422	4,153	4,199	4,209	4,245	4,072	4,126	4,055		4,084

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29	94.12	105.80		98.07
WCS*	78.50	79.73	68.47	71.22	74.48	61.51	74.97	83.25		73.24
Brent dated	118.49	108.19	109.61	110.02	111.58	112.55	102.44	110.32		108.44
JCC	111.43	116.70	121.99	105.85	113.99	114.19	113.07	107.36		111.54
Natural Gas ($/MMBTU)
Henry Hub first of month	2.72	2.21	2.80	3.41	2.79	3.34	4.10	3.58		3.67
*Quoted WCS price reflects a one-month lag.

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17	100.31	106.85		104.43
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27	93.41	99.41		97.67
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97	100.07	106.60		104.20
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62	103.45	110.28		109.59
Total	112.33	105.56	102.72	103.33	105.98	106.20	100.14	106.74		104.37

NGL ($/BBL)
Consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87	36.21	39.44		38.85
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32	64.63	69.90		70.68
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95	37.80	41.14		40.64
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30	13.13	15.76		13.97
Total	54.11	43.55	40.39	44.15	45.55	42.41	37.24	40.47		40.05

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78	59.67	76.90		59.18
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52	55.13	75.93		56.79
Total	60.66	51.38	56.86	48.32	53.91	39.23	55.69	76.06		57.08

Natural Gas ($/MCF)
Consolidated operations	5.20	4.72	4.86	5.50	5.07	5.75	5.88	5.49		5.71
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36	8.84	9.35		9.18
Total continuing operations	5.61	5.25	5.28	5.79	5.48	6.19	6.25	5.99		6.14
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54	2.98	2.58		2.71
Total	5.49	5.14	5.18	5.69	5.38	6.09	6.15	5.88		6.04
First and second quarter of 2013 consolidated operations have been restated to reflect certain adjustments.

Exploration Expenses ($ Millions)
Dry holes	6	64	6	79	155	4	98	101		203
Leasehold impairment	512	52	63	92	719	32	78	32		142
Total noncash expenses	518	116	69	171	874	36	176	133		345
Other (G&A, G&G and lease rentals)	157	149	146	174	626	241	145	180		566
Total exploration expenses	675	265	215	345	1,500	277	321	313		911

U.S. exploration expenses	87	96	106	126	415	152	196	165		513
International exploration expenses	588	169	109	219	1,085	125	125	148		398

DD&A ($ Millions)
Alaska	134	134	117	131	516	135	135	124		394
Lower 48 and Latin America	603	625	657	719	2,604	744	785	880		2,409
Canada	324	333	355	326	1,338	343	345	330		1,018
Europe	266	246	214	267	993	261	234	234		729
Asia Pacific and Middle East	211	210	274	303	998	293	298	303		894
Other International	9	11	12	13	45	11	12	5		28
Corporate and Other	24	21	21	20	86	20	23	26		69
Total DD&A	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902		5,541
5 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	208	190	157	196	188	190	176	161		176
Lower 48	117	115	124	136	123	148	147	153		149
Canada	13	14	14	13	13	14	14	13		14
Norway	112	103	97	103	104	100	78	94		91
United Kingdom	44	35	20	27	31	24	22	17		21
Europe	156	138	117	130	135	124	100	111		112
Australia/Timor-Leste	17	15	18	16	16	13	15	13		13
China	23	31	48	54	39	57	56	51		55
Indonesia	10	8	9	9	9	9	7	8		8
Malaysia	-	-	-	4	1	7	6	5		6
Vietnam	11	-	-	-	3	-	-	-		-
AP/ME	61	54	75	83	68	86	84	77		82
Libya	35	43	41	40	40	44	44	17		34
Other International	35	43	41	40	40	44	44	17		34
Total consolidated operations	590	554	528	598	567	606	565	532		567
Equity affiliates	34	31	25	21	28	20	20	20		20
Total continuing operations	624	585	553	619	595	626	585	552		587
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20	18	19		19
Total	650	608	578	636	618	646	603	571		606

NGL (MBD)
Consolidated operations
Alaska	18	16	10	17	16	18	15	11		15
Lower 48	84	83	87	87	85	87	91	94		91
Canada	25	22	25	24	24	26	25	25		25
Norway	5	4	3	3	4	3	2	3		2
United Kingdom	5	4	2	4	3	3	3	2		3
Europe	10	8	5	7	7	6	5	5		5
Australia/Timor-Leste	12	9	12	12	11	10	10	9		10
Indonesia	6	5	5	5	5	4	4	4		4
AP/ME	18	14	17	17	16	14	14	13		14
Total consolidated operations	155	143	144	152	148	151	150	148		150
Equity affiliates	8	7	7	8	8	8	8	8		8
Total continuing operations	163	150	151	160	156	159	158	156		158
Discontinued operations (Nigeria)	3	4	4	3	4	3	3	4		3
Total	166	154	155	163	160	162	161	160		161

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13	12	13		12
Equity affiliates	73	77	80	94	81	96	88	94		93
Total	84	88	92	106	93	109	100	107		105

Natural Gas (MMCFD)
Consolidated operations
Alaska	59	56	51	56	55	56	38	35		43
Lower 48	1,502	1,456	1,507	1,508	1,493	1,441	1,516	1,511		1,490
Canada	863	864	874	826	857	806	788	775		790
Norway	195	141	127	176	160	161	119	130		137
United Kingdom	437	399	287	302	356	300	290	227		272
Europe	632	540	414	478	516	461	409	357		409
Australia/Timor-Leste	249	159	261	251	230	251	272	268		264
China	-	1	4	5	3	4	6	4		4
Indonesia	441	427	444	438	437	428	447	439		438
Malaysia	-	-	-	-	-	1	1	1		1
Vietnam	7	-	-	-	2	-	-	-		-
AP/ME	697	587	709	694	672	684	726	712		707
Libya	3	6	33	30	18	31	28	33		30
Other International	3	6	33	30	18	31	28	33		30
Total consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479	3,505	3,423		3,469
Equity affiliates	505	491	449	497	485	483	493	507		494
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962	3,998	3,930		3,963
Discontinued operations (Nigeria)	161	153	162	120	149	110	128	125		121
Total	4,422	4,153	4,199	4,209	4,245	4,072	4,126	4,055		4,084

Total (MBOED)
Consolidated operations
Alaska	236	215	176	222	213	218	197	178		198
Lower 48	451	441	462	475	457	475	491	499		488
Canada	193	191	197	187	192	187	183	180		183
Norway	149	131	121	135	135	130	100	119		116
United Kingdom	122	105	70	81	93	77	73	57		69
Europe	271	236	191	216	228	207	173	176		185
Australia/Timor-Leste	70	51	73	69	66	65	70	67		67
China	23	31	49	55	40	58	57	52		56
Indonesia	90	84	88	87	87	84	86	85		85
Malaysia	-	-	-	4	1	7	6	5		6
Vietnam	12	-	-	-	3	-	-	-		-
AP/ME	195	166	210	215	197	214	219	209		214
Libya	36	43	47	45	43	49	49	22		39
Other International	36	43	47	45	43	49	49	22		39
Total consolidated operations	1,382	1,292	1,283	1,360	1,330	1,350	1,312	1,264		1,307
Equity affiliates	199	197	187	206	197	205	198	206		204
Total continuing operations	1,581	1,489	1,470	1,566	1,527	1,555	1,510	1,470		1,511
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41	42	44		42
Total	1,637	1,542	1,525	1,607	1,578	1,596	1,552	1,514		1,553
6 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	112.20	112.38	106.53	106.91	109.62	110.79	106.09	110.95		109.14
Lower 48	99.00	89.61	90.06	88.63	91.67	93.69	93.56	100.25		95.92
Canada	83.85	74.76	77.19	77.71	78.26	72.85	81.09	91.81		81.71
Norway	122.49	109.50	111.74	111.87	113.80	114.75	103.21	112.50		111.22
United Kingdom	116.54	111.55	104.55	109.54	110.31	111.07	101.67	110.62		106.88
Europe	121.25	109.89	109.67	111.51	113.08	114.11	102.74	112.28		110.40
Australia/Timor-Leste	113.00	103.53	105.47	103.31	106.66	107.76	97.11	103.84		103.38
China	122.02	113.71	107.68	105.01	109.94	110.91	98.58	106.36		105.31
Indonesia	109.16	96.96	91.45	93.95	98.21	93.32	83.15	93.35		90.12
Malaysia	-	-	-	-	-	119.87	108.67	114.90		114.50
Vietnam	126.02	-	-	-	126.02	-	-	-		-
AP/ME	117.66	109.12	105.12	103.34	108.20	109.35	97.77	105.43		104.30
Libya	121.68	109.52	108.00	109.95	110.75	112.18	102.82	107.49		107.21
Other International	121.68	109.52	108.00	109.95	110.75	112.18	102.82	107.49		107.21
Total consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17	100.31	106.85		104.43
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27	93.41	99.41		97.67
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97	100.07	106.60		104.20
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62	103.45	110.28		109.59
Total	112.33	105.56	102.72	103.33	105.98	106.20	100.14	106.74		104.37

NGL ($/BBL)
Consolidated operations
Lower 48	44.90	34.62	31.40	31.32	35.45	29.58	29.30	32.57		30.52
Canada	54.13	48.66	45.31	46.28	48.64	50.15	44.08	46.90		47.07
Norway	57.56	53.57	55.56	72.71	59.22	59.77	52.15	56.29		56.88
United Kingdom	61.10	56.38	59.72	74.83	63.84	60.61	46.32	58.58		55.53
Europe	59.29	54.81	57.62	73.94	61.53	60.10	49.29	57.36		56.28
Australia/Timor-Leste	88.97	70.98	74.68	85.00	80.03	77.42	67.48	71.92		72.94
Indonesia	90.85	72.30	63.40	84.60	77.58	78.10	64.58	69.97		70.98
AP/ME	89.56	71.39	71.06	84.88	79.26	77.59	66.54	71.35		72.38
Total consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87	36.21	39.44		38.85
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32	64.63	69.90		70.68
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95	37.80	41.14		40.64
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30	13.13	15.76		13.97
Total	54.11	43.55	40.39	44.15	45.55	42.41	37.24	40.47		40.05

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78	59.67	76.90		59.18
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52	55.13	75.93		56.79
Total	60.66	51.38	56.86	48.32	53.91	39.23	55.69	76.06		57.08

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.68	3.93	3.97	4.28	4.22	5.20	4.03	4.09		4.56
Lower 48	2.65	2.10	2.64	3.24	2.67	3.19	3.85	3.39		3.48
Canada	1.98	1.61	2.05	2.92	2.13	2.89	3.28	2.42		2.86
Norway	10.40	9.58	8.47	10.26	9.77	10.69	10.42	11.11		10.75
United Kingdom	9.80	9.49	9.06	10.72	9.76	10.87	10.19	10.12		10.42
Europe	9.98	9.52	8.87	10.56	9.76	10.81	10.26	10.48		10.53
Australia/Timor-Leste*	1.10	1.10	1.18	1.12	1.12	1.10	1.11	1.81		1.35
China	-	2.46	2.44	2.39	2.41	2.50	2.52	2.54		2.52
Indonesia	10.37	12.85	9.94	10.14	10.80	11.57	10.56	11.01		11.04
Vietnam	1.15	-	-	-	1.15	-	-	-		-
AP/ME**	10.40	11.47	10.64	10.15	10.63	11.20	10.62	10.81		10.87
Libya	0.09	0.09	6.77	5.19	5.55	4.86	4.65	5.92		5.20
Other International	0.09	0.09	6.77	5.19	5.55	4.86	4.65	5.92		5.20
Total consolidated operations**	5.20	4.72	4.86	5.50	5.07	5.75	5.88	5.49		5.71
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36	8.84	9.35		9.18
Total continuing operations**	5.61	5.25	5.28	5.79	5.48	6.19	6.25	5.99		6.14
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54	2.98	2.58		2.71
Total**	5.49	5.14	5.18	5.69	5.38	6.09	6.15	5.88		6.04
*Excludes transfers to Darwin LNG plant.
**First and second quarter of 2013 have been restated to reflect certain adjustments.
7 of 8

			2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)		(569)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(161)	(160)	(214)	(113)	(648)	(108)	(127)	(124)		(359)
Corporate G&A expenses	(74)	(44)	(128)	(67)	(313)	(27)	(43)	(77)		(147)
Technology*	(18)	(22)	46	(10)	(4)	(8)	41	(26)		7
Separation costs	(33)	(40)	(7)	(4)	(84)	-	-	-		-
Other	(25)	4	49	28	56	(19)	(44)	(7)		(70)
Total	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)		(569)
* Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(309)	(315)	(294)	(303)	(1,221)	(287)	(303)	(303)		(893)
Capitalized interest	146	145	157	167	615	179	186	172		537
Interest revenue	11	18	7	60	96	10	28	10		48
Premium on early debt retirement	-	-	(79)	-	(79)	-	-	-		-
Total	(152)	(152)	(209)	(76)	(589)	(98)	(89)	(121)		(308)

Debt
Total debt ($ Millions)	28,360	23,008	21,117	21,725	21,725	21,670	21,721	21,668		21,668
Debt-to-capital ratio (%)	30%	33%	31%	31%	31%	31%	31%	30%		30%

Equity ($ Millions)	67,057	46,443	47,877	48,427	48,427	49,240	48,932	51,537		51,537

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
FX	Foreign Currency
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
R&D	Research and Development
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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